UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          June 28, 2010 (May 24, 2010)
           DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED)

                                HST Global, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             000-15303                       73-1215433
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     (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  757-766-6100
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              Registrant's telephone number, including area code:

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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On May 24, 2010, HST Global, Inc. (the "Company") received notification from its auditor, Madsen & Associates, that the Company is not in compliance with 210.8-03 of Regulation S-X requiring that interim financial statements be reviewed by an independent public accountant. The Company filed its quarterly report on form 10-Q for the quarter ended March 31, 2010 on May 17, 2010. As of the date thereof, Madsen & Associates had not reviewed the Company's financial statements contained in that filing, and accordingly they could not be relied upon as having been audited or reviewed by an independent public accountant.

The Company provided a copy of this Item 4.02 disclosure to Madsen & Associates on June 27, 2010. On August 6, 2010, Madsen & Associates reviewed the Company's 10-Q and provided the Company with its letter approving this Item 4.02 disclosure, attached hereto as Exhibit 99.1. We have amended the 10-Q to make some minor changes suggested by Madsen & Associates and will file the Amended
10-Q  upon  approval  by  the  Company's  management.

ITEM  9.01.  EXHIBITS

99.1     Letter  from  Madsen  &  Associates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 10, 2010               HST GLOBAL, INC.
(Registrant)

By: \s\ Ron Howell
Ron Howell
Chief Executive Officer